SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 27, 1999

 MERRILL LYNCH MORTGAGE INVESTORS, INC., (as depositor under the Pooling and Servicing Agreement, dated June 1, 1999, which forms the Trust, which will issue the Mortgage Loan Asset-Backed Certificates, Series 1999-H2).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-10                13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)


                                   Page 1 of 4
             This report consists of 8 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Mortgage Loan Asset-Backed Certificates, Series 1999-H2 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing LP as master servicer, and The Chase Manhattan Bank, as trustee. On December 27, 1999 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 27, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein

Date:  December 29, 1999         By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         December 27, 1999.

                                  Exhibit 99.1

              Monthly Certificateholder Statement on December 27, 1999


                                   MERRILL LYNCH MORTGAGE INVESTORS, INC. 1999-H2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 27, 1999


                                        DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL              PRIOR                                                                                  CURRENT
        FACE                  PRINCIPAL                                                      REALIZED   DEFERRED    PRINCIPAL
CLASS   VALUE                 BALANCE           PRINCIPAL       INTEREST          TOTAL       LOSSES    INTEREST     BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A        109,248,500.00       92,134,590.93    3,719,064.09    456,888.40     4,175,952.49       0.00       0.00   88,415,526.84
R                 0.00                 0.00            0.00          0.00             0.00       0.00       0.00            0.00
----------------------------------------------------------------------------------------------------------------------------
TOTALS   109,248,500.00       92,134,590.93    3,719,064.09    456,888.40     4,175,952.49       0.00       0.00   88,415,526.84
----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------     ----------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
             PRIOR                                                   CURRENT                                  CURRENT
            PRINCIPAL                                                PRINCIPAL                                PASS-THRU
CLASS        FACTOR       PRINCIPAL      INTEREST      TOTAL         FACTOR                    CLASS          RATE
--------------------------------------------------------------------------------     ----------------------------------------------
A         843.34879591   34.04224397   4.1821022    38.22434624    809.30655194                A              5.758750%
--------------------------------------------------------------------------------     ----------------------------------------------
TOTALS    843.34879591   34.04224397   4.1821022    38.22434624    809.30655194
--------------------------------------------------------------------------------



If there are any questions or problems with this statement, please contact The Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              Tel: (212)946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -6-



                                   MERRILL LYNCH MORTGAGE INVESTORS, INC. 1999-H2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 27, 1999
Sec. 4.02(2) Libor Shortfall Amount                                                                                0.00
Sec. 4.02(2) Libor Carry Forward Amount                                                                            0.00
Sec. 4.02(2)Class A Interest Carry Forward Amount                                                                  0.00

FEES PAID
PMI Premium                                                                                                   13,606.49
Premium                                                                                                       16,123.55
Trustee Fee                                                                                                    1,002.57
Special Service Fee Due                                                                                       13,750.00
Special Service Fee Paid                                                                                           0.00

Sec. 4.02(3)The Extra Principal Distribution Amount                                                          362,757.75

Sec  4.02(4)The Monthly Excess Cashflow Amount                                                               393,490.36

Sec. 4.02(5)Required Overcollateralization Amount                                                          7,759,606.13

Sec. 4.02(6)The Overcollateralization Amount                                                               4,474,459.43

Sec. 4.02(7)The Overcollateralization Deficiency                                                           3,285,146.70

Sec. 4.02(6)The Overcollateralization Release Amount                                                               0.00

Sec. 4.02(9)The Aggregate Amount of Servicing Compensation received by the Servicer                           40,102.50

Sec. 4.02(10)The Aggregate Amount of Advances                                                              1,059,594.03

Sec. 4.02(11)The Aggregate Stated Principal Balance of the Mortgage Loans and any REO Properties          92,889,986.27

Sec. 4.02(12a)The Aggregate Number of the Mortgage Loans as of the related Due Date                              840.00

Sec. 4.02(12b)The Aggregate Principal Balance of the Mortgage Loans as of the related Due Date            92,889,986.27

Sec. 4,02(12c)The Weighted Average Mortgage Rate of the Mortgage Loans as of the related Due Date               10.2169%

Sec. 4.02(12c)The Weighted Average Remaining Term to Maturity of the Mortgage Loans                              342.80

Sec. 4.02(13)Loans Delinquent

                                        Group Totals
                 --------------------------------------------------------------------
                  Period            Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    0-30   days     97            10,273,248.12              11.06 %
                    31-60  days     20             2,247,778.73               2.42 %
                    61-90  days      9               684,221.64               0.74 %
                    91+    days      0                        0                  0 %
                    Total          126            13,205,248.49              14.22 %
                 --------------------------------------------------------------------
                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

                                   MERRILL LYNCH MORTGAGE INVESTORS, INC. 1999-H2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                                   December 27, 1999


Sec. 4.02 Loans in Foreclosure
                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  24                 2,471,905.49         2.66 %
                              -------------------------------------------------------*
Sec. 4.02 Loans in Bankruptcy

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  3                      306,571.32         0.33 %
                              -------------------------------------------------------
Sec. 4.02 Loans in REO

                                                  Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                   0.00                   0.00 %
                              -------------------------------------------------------

Sec. 4.02(16)The Aggregate Amount of Prepayment Penalties during the Collection Period                              71,028.46

Sec. 4.02(17)The Aggregate Amount of Principal Prepayments During the related Coffection Period                  3,305,276.55

Sec. 4.02(18)The Aggregate Amount of Realized Losses incurred During the related Collection Period                       0.00

Sec. 4.02(19)The Aggregate Amount of Extraordinary Trust Fund Expenses During the related Collection Period              0.00

Sec. 4.02(22)The Aggregate Amount of Prepayment Interest Shortfalls in the related Collection Period                     0.00

Sec. 4.02(23)The Aggregate Amount of Relief Act Interest Shortfalls for such Distribution Date                           0.00

Sec. 4.02(25)The Three-Month Rolling Average of 60+ Delinquent Loans                                                  2.5368 %

Sec. 4.02    Three Largest Loan Balances                                                                         1,200,570.67

Sec. 4.02(27)Has the Master Servicing Termination Trigger                                                               NO


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -8-

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